Ford | NEWS

Ford Delivers Breakthrough in 2015 with Record Full Year Pre-Tax Profit of $10.8B; Net Income of $7.4B; Fourth Quarter Pre-Tax Profit up 96 Percent

2015 FULL YEAR AND FOURTH QUARTER FINANCIAL RESULTS*

	Pre-Tax Results	Net Income	Revenue	Wholesales	Automotive Operating Margin	Automotive Operating-Related Cash Flow
Full Year 2015	**$10.8B**	**$7.4B**	**$149.6B**	**6,635K**	**6.8%**	**$7.3B**
B/(W) Full Yr 2014	$3.5B	$6.1B	$5.5B	312K	2.2 ppts	$3.7B
4Q 2015	**$2.6B**	**$1.9B**	**$40.3B**	**1,775K**	**6.1%**	**$2.1B**
B/(W) 4Q 2014	$1.3B	$4.4B	$4.4B	195K	2.7 ppts	$1.6B

HIGHLIGHTS

- **Record full year 2015 pre-tax profit**, excluding special items, **of $10.8B**, up $3.5B; after-tax earnings per share of $1.93, excluding special items, up $0.59 cents from a year ago
- **Full year net income of $7.4B**, up $6.1B; after-tax earnings per share of $1.84, up $1.53 from a year ago; **$2.5B distributed to shareholders** in 2015
- **Full year Automotive pre-tax profit** of $8.8B, **up $3.3B**; all business units, with the exception of South America, profitable
- **Europe returned to profitability**; **Asia Pacific best-ever annual profit**; North America and Ford Credit delivered benchmark results
- **Global market share up two-tenths** of a percentage point from a year ago at 7.3 percent with improvement in South America and Europe; **best-selling** commercial vehicle brand in **Europe**
- **Ford number one brand** in vehicle sales in the U.S. for 2015; Ford F-Series 34th straight year as the best-selling vehicle in the U.S.; successfully **completed 16 global** launches
- Announced plans to invest **$4.5B by 2020** in **electrified solutions**; Ford **number two** in the U.S. **in electrified vehicle sales** for 2015
- **Lincoln best U. S. sales since 2008**; Lincoln SUV sales up 21 percent in 2015
- **Fourth quarter pre-tax profit**, excluding special items, **of $2.6B, up $1.3B**; net income of $1.9B, up $4.4B; after-tax earnings per share of $0.58, excluding special items, up $0.28 from a year ago
- Record full year **Automotive operating-related cash flow** of $7.3B, including $2.1B in fourth quarter
- **Company 2016 pre-tax profit**, excluding special items, revenue, Automotive operating margin and earnings per share **equal to or higher than 2015**; Automotive operating-related cash flow expected to be strong but lower than 2015 record



"We promised a breakthrough year in 2015, and we delivered. In 2016, we will continue to build on our strengths and accelerate our pace of progress even further, while transforming Ford into both an auto and a mobility company and creating value for all of our stakeholders."

Mark Fields, Ford President and CEO

PRODUCT NEWS



Lincoln MKZ

The new 2017 Lincoln MKZ combines intuitive technology, effortless performance and distinctive design to deliver an enhanced driving experience Lincoln calls quiet luxury. The luxury midsize sedan is beautifully designed and impressively powerful making it a pleasure to drive.



All-new Shelby GT350 Mustang

Launched one of the most iconic performance Mustang nameplates of all time, the all-new Shelby® GT350 Mustang. The Mustang is powered by a unique, high-revving flat-plane crankshaft 5.2-liter V8 engine producing more than 500 horse power – the most powerful naturally aspirated Ford production engine ever.



All-new Taurus in China

Launched the all-new Ford Taurus in China, combining Ford's large-car expertise with a clear understanding of what Chinese customers want. Materials used throughout the cabin reinforce a feeling of comfort and exceptional, uncompromised quality.



New Escape

Unveiled the new Ford Escape for North America. Newly engineered with even more driver-assist technologies to help enable safer and easier driving and new mobile connectivity that allows owners to interact with their vehicle from anywhere through a smartphone app. The new Escape is the first Ford vehicle in the world available with SYNC® Connect.

*See endnote on page 4.

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Ford Motor Company 4Q January 28, 2016 1

AUTOMOTIVE RESULTS

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
Full Year 2015	**6,635K**	**$140.6B**	**6.8%**	**$ 8.8B**
B/(W) Full Yr 2014	312K	$4.8B	2.2 ppts	$3.3B

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
4Q 2015	**1,775K**	**$37.9 B**	**6.1%**	**$ 2.1B**
B/(W) 4Q 2014	195K	$4.1B	2.7 ppts	$1.1B

North America

- North America had outstanding full year results, with strong growth in the top line, an operating margin of 10.2 percent, up 1.2 percent, and higher pre-tax profit
- Record 4Q15 with each of the key metrics improving compared with a year ago
- North America full year pre-tax profit of $9.3B, up $1.9B, generating profit sharing payments of approximately $9,300 per eligible UAW-represented employee on a full year basis
- Achieved highest annual sales in the U.S. since 2005; remained the best-selling vehicle brand in the U.S. and Ford F-Series was the best-selling vehicle in the U.S. for the 34th straight year
- For 2016, expect pre-tax results to be about equal to 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
FY 2015	3,073K	$91.9B	10.2%	$9.3B
B/(W) FY 2014	231K	$9.5B	1.2 ppts	$1.9B

South America

- Wholesale volume, revenue and operating margin were each lower than a year ago, as a result of the continued deterioration of the business environment
- Full year loss better than a year ago reflecting higher net pricing and market share, primarily offset by lower industry
- 4Q15 pre-tax loss deteriorated from a year ago due to lower volume, mainly industry, and adverse exchange
- For 2016, expect pre-tax loss to be greater than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
FY 2015	381K	$5.8B	(14.4)%	$(832)M
B/(W) FY 2014	(82)K	$(3.0)B	(1.2) ppts	$332M

Europe

- Returned to profitability
- In 2015, volume was up 10 percent, revenue was down slightly, but up eight percent at constant exchange
- 4Q15 profit improved by $428M to $131M driven by market factors and lower costs as a result of the company's transformation plan
- For the full year, Ford was Europe's best-selling commercial vehicle brand, reflecting the strength of the renewed Transit line-up and Ranger
- For 2016, expect pre-tax results to be higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
FY 2015	1,530K	$28.2B	0.9%	$259M
B/(W) FY 2014	143K	$(1.3)B	2.9 ppts	$857M

Middle East & Africa

- Achieved first pre-tax profit in the two years since the region became a business unit
- 2015 pre-tax result and operating margin improved from a year ago mainly driven by favorable exchange
- For 2016, expect pre-tax results to be equal to or higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
FY 2015	187K	$4.0B	0.8%	$31M
B/(W) FY 2014	(5)K	$(0.4)B	1.3 ppts	$51M

Asia Pacific

- Delivered an outstanding year with a record pre-tax profit up 29 percent from a year ago; full year result was driven by record profit in 4Q15; record volume, revenue and operating margin in 2015
- For the full year, wholesales, operating margin and pre-tax results were higher than a year ago reflecting the strength of new products including the all-new three-row Edge, Figo, Everest, Taurus, the new Ranger and Lincoln MKX
- 4Q15 pre-tax profit increased due to significant improvements across all key metrics
- For 2016, expect pre-tax results to be higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
FY 2015	1,464K	$10.7B	7.1%	$765M
B/(W) FY 2014	25K	—	1.6 ppts	$172M

FORD CREDIT RESULTS

Ford Credit Pre-Tax Results	**FY 2015**	**$2.1B**
	B/(W) FY 2014	$232M

Ford Credit

- Ford Credit continued to deliver strong profitability, with growth in all products
- World-class operations and consistent underwriting continue to deliver robust portfolio performance with outstanding results
- Managed receivables in 2015 grew again – to $127B, $14B higher than 2014
- For 2016, Ford Credit expects full year pre-tax profit to be equal to or higher than 2015, and managed receivables of $134B to $139B

"We delivered improvements in 2015 on every single driver of value in our business – growth, returns, risk, and rewards. We look forward to 2016 and strengthening the value proposition at Ford even further."

Bob Shanks, Executive Vice President and CFO



Ford Motor Company 4Q January 28, 2016 2

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* Excludes income / (loss) attributable to non-controlling interests

* Includes related tax effect on special items and tax special items * Excludes mark-to-market adjustments of strategic equity investments held in marketable securities